Exhibit 99.1

EVERCOMMERCE ANNOUNCES EVAN BERLIN AS THE LEADER OF ITS EVERHEALTH VERTICAL

DENVER – January 9, 2025 — EverCommerce Inc. (NASDAQ: EVCM) (the “Company”), a leading provider of SaaS solutions for service SMBs, announced today that Evan Berlin has been appointed the leader of its EverHealth healthcare vertical, reporting to Company founder and CEO Eric Remer.

Mr. Berlin assumes this role after serving as EverCommerce’s Chief Operating Officer since March 2023, a role in which he was responsible for implementing corporate strategies into daily operations to meet company objectives. Mr. Berlin has a 17-year history with the Company beginning as an early employee of EverCommerce’s predecessor Pay Simple. Through an upward trajectory of roles with increasing leadership responsibility, Mr. Berlin was instrumental in PaySimple’s growth. When EverCommerce was incorporated in 2016, Mr. Berlin led the Company’s acquisition and integration strategy. He then went on to lead day-to-day operations of the Company’s home service, health service and payments product lines.

“Evan’s history and deep knowledge of our business, coupled with his multi-disciplinary experience and success scaling product lines and driving high growth make him the best choice to lead our transformation and ultimately accelerate growth in our EverHealth vertical,” said Eric Remer, EverCommerce founder and CEO.

“I am excited to take this next role and lead EverHealth,” said Evan Berlin. “I am passionate about simplifying the business of healthcare for our customers through our ecosystem of intuitive, easy to use solutions.”

Mr. Berlin holds a BS, Business Administration degree from the Leeds School of Business at the University of Colorado Boulder.

The role of EverCommerce Chief Operating Officer will not be backfilled. “A major focus of our transformation initiative is to invest the most in our highest growth potential verticals,” explained Remer. “With the appointment of Josh McCarter to lead EverPro and Evan to lead EverHealth, along with the hiring of additional key leadership roles in those verticals, we have made great progress with this phase of the transformation.”

Investor Contact
Brad Korch
SVP and Head of Investor Relations
720-796-7664
IR@evercommerce.com

Media Contact
Jeanne Trogan
VP of Communications
512-705-1293
Press@evercommerce.com

Exhibit 99.1
About EverCommerce

EverCommerce (Nasdaq: EVCM) is a leading service commerce platform, providing vertically-tailored, integrated SaaS solutions that help more than 690,000 global service-based businesses accelerate growth, streamline operations, and increase retention. Its modern digital and mobile applications create predictable, informed, and convenient experiences between customers and their service professionals. With its EverPro, EverHealth, and EverWell brands specializing in Home, Health, and Wellness service industries, EverCommerce provides end-to-end business management software, embedded payment acceptance, marketing technology, and customer experience applications. Learn more at EverCommerce.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding Mr. Berlin’s role in the expected growth of EverCommerce. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our limited operating history and evolving business; our recent growth rates may not be sustainable or indicative of future growth; as well as the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2023 and updated by our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.